SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2004

DUANE READE INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13843	04-3164702
(Commission File Number)	(I.R.S. Employer Identification No.)

440 Ninth Avenue New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 273-5700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

On July 26, 2004, Duane Reade Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

a)                                      Financial Statements. Not Applicable

b)                                     Pro Forma Financial Information. Not Applicable

c)                                      Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K

Exhibit Number	Description

99.1	Press Release, dated July 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2004
DUANE READE INC.

	By:	/s/ Michelle D. Bergman
Michelle D. Bergman
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 26, 2004